Exhibit 23.1


                         CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To HUBCO, Inc.

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of our report dated July 1, 1996 included in HUBCO's Current Report on Form 8-K filed on August 22, 1996 and to all references to our firm included in this Registration Statement.




                                             /S/ ARTHUR ANDERSEN LLP

Roseland, New Jersey
March 5, 1997